AEGON/Transamerica Series Fund, Inc.

Supplement dated July 7, 2003 to the Prospectus dated May 1, 2003, as previously supplemented June 23, 2003

Please read this Supplement carefully and retain it for future reference.

Janus Global

Under the section entitled “Management” on page JGL-3, the following replaces the current information under “Portfolio Managers”:

Laurence J. Chang, CFA, have served as portfolio manager of this portfolio since June 2003. Mr. Chang served as co-portfolio manager of this portfolio since January 2000. Mr. Chang has been employed by Janus since 1993.